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                                                                      EXHIBIT 21


COMPANY                                                                        JURISDICTION OF INCORPORATION OR ORGANIZATION
-------                                                                        ---------------------------------------------
Al Jazirah Sharikat Ltd.                                                       Liberia

Almeria Austral S.A.                                                           Argentina

Amethyst Financial Company Ltd.                                                British Virgin Islands

Andre-Maritime Ltd.                                                            Bahamas

Basafojagu (HS) Inc.                                                           Liberia

Bigem Holdings N.V.                                                            Netherlands Antilles

C.A. Foravep                                                                   Venezuela (Dormant)

Caland Boren B.V.                                                              The Netherlands

Compagnie Monegasque.de Services Comoser. S.A.M.                               Monaco

Criwey Corporation S.A.                                                        Uruguay

Dayana Finance S.A.                                                            Panama

Drilling Labor Services, Ltd. PTE                                              Singapore

Dundee Corporation                                                             Liberia

Dupont Maritime Ltd.                                                           Liberia

Durand Maritime S.N.C.                                                         France

Estimulaciones Y Empaques S.A.                                                 Venezuela

Foradel Sdn B.H.D.                                                             Malaysia

Forafels Inc.                                                                  Panama

Foral S.A.                                                                     France

Forarom SRL                                                                    Romania

Forasol S.N.C.                                                                 France

Forasol Servicios De Angola, Limitada                                          Angola

Forasub, B.V.                                                                  The Netherlands

Forinter Limited                                                               Channel Islands

Gisor Limited                                                                  U.K.

Gulf of Mexico Personnel Services S. de R.l. de C.V.                           Mexico

Hispano Americana de Petroleos S.A.                                            Argentina

Hispano Americana de Petroleo S.A.                                             Argentina

Horwell S.A.S.                                                                 France

Inter-Drill Limited                                                            Bahamas

Internationale de Travaux et de Materiel S.A.S.                                France

Larcom Insurance Ltd.                                                          Bermuda

Marlin Colombia Drilling Co., Inc.                                             British Virgin Islands

Martin Maritime Ltd                                                            Bahamas

Medfor S.A.S.                                                                  France

Mexico Drilling Limited, LLC                                                   Delaware

Mexico Drilling Limited, LLC                                                   Mexico Branch

Perforaciones Pride S. de R.l. de C.V.                                         Mexico

Petro Tech Saic.de M.Y S.                                                      Argentina

Petrodrill Corporation Ltd.                                                    Bahamas

Petrodrill Engineering N.V.                                                    The Netherlands Antilles

Petrodrill Five Limited                                                        British Virgin Islands

Petrodrill Four Limited                                                        British Virgin Islands

Petrodrill Offshore Inc.                                                       Bahamas

Petrodrill Seven Limited                                                       British Virgin Islands

Petrodrill Six Limited                                                         British Virgin Islands

Petrodrill Three Limited                                                       British Virgin Islands

Petrodrill Two Limited                                                         British Virgin Islands

Petroleum International PTE Ltd                                                Singapore

Petroleum Supply Company                                                       Texas

Pride Amethyst Ltd.                                                            British Virgin Islands

Pride Amethyst II Ltd.                                                         British Virgin Islands

Pride Arabia Limited                                                           Saudi Arabia

Pride Central America, LLC                                                     Delaware

Pride Central America, LLC (Mexican Branch)                                    Mexico Branch

Pride Colombia Services                                                        Colombia

Pride de Venezuela, C.A.                                                       Venezuela

Pride do Brazil Ltda.                                                          Brazil

Pride Drilling, C.A.                                                           Venezuela

Pride Drilling, LLC                                                            Delaware

Pride Drilling N.V.                                                            Curacao

Pride E&P SERVICES Ltd.                                                        British Virgin Islands

Pride Foral, S.P.A.                                                            Algeria

Pride Foramer S.A.S.                                                           France

Pride Foramer de Venezuela, C.A.                                               Venezuela

Pride Forasol Drilling Nigeria Limited                                         Nigeria

Pride-Forasol-Foramer Ltd.                                                     British Virgin Islands

Pride Forasol Perfuracoes e Servicos do Brasil LTDA.                           Brazil

Pride Forasol, S.A.S.                                                          France

Pride Global Ltd.                                                              British Virgin Islands

Pride International Bolivia Ltda                                               Bolivia

Pride International, CA                                                        Venezuela

Pride International, Inc.                                                      Delaware

Pride International JSC                                                        Russia

Pride International, Ltd.                                                      British Virgin Islands

Pride International Management Company                                         Delaware

Pride International Personnel, Ltd.                                            British Virgin Islands

Pride International Services, Inc.                                             Delaware

Pride International, S.R.L.                                                    Argentina

Pride Marine, Inc.                                                             Delaware

Pride Maritima Ltd.                                                            British Virgin Islands

Pride Mexico Holdings LLC                                                      Delaware

Pride North America LLC                                                        Delaware

Pride North Atlantic, Ltd.                                                     British Virgin Islands

Pride North Sea, Ltd.                                                          British Virgin Islands

Pride North Sea (Uk) Limited                                                   U.K.

Pride Offshore, Inc.                                                           Delaware

Pride Offshore International LLC                                               Delaware

Pride Ohio, Ltd.                                                               British Virgin Islands

Pride Peru S.A.                                                                Peru

Pride South America Ltd.                                                       British Virgin Islands

Pride South America Ltd.                                                       Ecuador

Pride South Pacific LLC                                                        Delaware

Pride U.S. Personnel, Ltd.                                                     British Virgin Islands

Redbridge Navigation Limited                                                   Liberia

Redfish Holdings S. de R.l. de C.V.                                            Mexico

San Antonio Services, Ltd.                                                     British Virgin Islands

San Antonio Services Ltd.                                                      Ecuador

SE Pacific Drilling Ltd.                                                       British Virgin Islands

Servicios Especiales San Antonio S.A.                                          Argentina

Servicios Especiales San Antonio S.A.                                          Colombia

Servicios Especiales San Antonio S.A. Sucursal Del Peru                        Peru

Servicios Especiales San Antonio S.A Suc. Venezuela                            Venezuela

Societe Maritime de Services S.N.C."Somaser"                                   France

Sonamer Angola Ltd.                                                            Bahamas

Sonamer France S.A.S.                                                          France

Sonamer Jack-ups, Ltd.                                                         Bahamas

Sonamer Limited                                                                Bahamas

Sonamer Perfuracoes Ltda                                                       Bahamas

Sucursal Bolivia  Servicios Especiales San Antonio S.A.                        Bolivia

Twin Oaks Financial Ltd.                                                       British Virgin Islands

Uniao Nacional de Perfuracao Ltda ("UNAP")                                     Brazil

United Gulf Energy Resources Co.                                               Oman

Utah Drilling Limited                                                          British Virgin Islands

Westville Management Corporation                                               British Virgin Islands